VOTING AND SUPPORT AGREEMENT This Voting and Support Agreement (this “Agreement”), dated as of August 14, 2026, is entered into by and among Harte Hanks, Inc., a Delaware corporation (“Company”), Star Equity Holdings, Inc., a Delaware corporation (“Parent”), and the stockholder of the Company included on the signature page hereto (“Securityholder”). Defined terms used but not defined herein shall have the meaning ascribed to such terms in the Merger Agreement (as defined below). RECITALS WHEREAS, concurrently herewith, Parent, Merger Sub – R, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and Company are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will merge with and into Company, with Company being the surviving entity (the “Merger Transaction”); WHEREAS, in connection with the Merger Transaction and pursuant to the terms of the Merger Agreement, Company will duly convene and hold a meeting of its stockholders (the “Company Stockholder Meeting”) for the purposes of obtaining approval by the holders of shares of Company Common Stock of the Merger Agreement and the entry into and consummation of the Merger (the “Company Stockholder Matters”); WHEREAS, as of the date hereof, the Securityholder is the direct or indirect (through its controlled Affiliates) record or “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of, and has the sole or shared right to vote and consent with respect to, 423,447 issued and outstanding shares of Company Common Stock (the “Current Shares” and together with any Company Common Stock or any other voting equity securities of Company acquired (including the acquisition of the right to vote or beneficial ownership) or purchased by, or issued (including as a result of a share split, share dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, exercise or settlement of Company Equity Awards or other similar event) to, the Securityholder directly or indirectly (through its controlled Affiliates) after the date hereof, the “Owned Shares”); and WHEREAS, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, Company, Parent and the Securityholder are entering into this Agreement for the Securityholder to take certain actions as described herein. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Company, Parent and the Securityholder hereby agree as follows: 1. Agreement to Vote Common Stock in Support of the Company Stockholder Matters. From the date hereof until the Termination Date (as defined below), the Securityholder, in his or her capacity as a direct or indirect (through its controlled Affiliates) equityholder of Company, hereby agrees that at any meeting of the stockholders of Company, however called (including, for the avoidance of doubt, the Company Stockholder Meeting), or at any adjournment or postponement thereof, and in any action by written consent of the stockholders of Company distributed by the Board of Directors of Company, or otherwise undertaken as contemplated by the Merger Agreement or the Transactions, or in any other circumstance in which the vote, consent or other approval of the stockholders of Company is sought, the Securityholder shall and/or, as applicable, shall cause any other holder of record of any of the Owned Shares owned by the Securityholder as of the applicable record date for such meeting and then entitled to vote to: (i) when such meeting is held, appear at such meeting or otherwise cause the Owned Shares to be counted as present thereat for the purpose of establishing a quorum; (ii) vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Owned Shares in favor of the Company Stockholder Matters; (iii) vote (or execute and return an action by written consent), or cause to be voted at such meeting, or validly execute and return and cause such consent to be granted with respect to, all of the Owned Shares against any action that would reasonably be expected to (a) impede, frustrate, interfere with, delay, postpone, prevent, nullify or adversely affect the Company Stockholder Matters, (b) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Securityholder contained in this Agreement or (c) to the Securityholder’s knowledge, result in a material breach of any covenant, representation or warranty or other obligation or agreement of Company contained in the Merger Agreement; and (iv) vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Owned Shares against (a) any Acquisition Proposal or any proposal relating to an Acquisition Proposal (for the avoidance of doubt, in each case, other than with respect to the Transactions) or any proposal made in opposition to, in competition with, or inconsistent with, the Company Stockholder Matters, or (b) any merger agreement, merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Company (other than the Merger Agreement or the Transactions). During the period commencing on the date hereof and ending on the Termination Date, the Securityholder hereby agrees that it shall not commit, agree, or publicly propose any intention to take any action inconsistent with the foregoing. 2. No Transfer. From the date hereof until the Termination Date, the Securityholder hereby covenants and agrees that it shall not Transfer (as defined below) any Owned Shares, in each case except pursuant to a Permitted Transfer (as defined below). Any attempt by the 2 Securityholder to vote, or express consent or dissent with respect to (or otherwise to utilize the voting power of), its Owned Shares in contravention of the intent of this Agreement, including, but not limited to this Section 2 shall be null and void ab initio. For the avoidance of doubt, the fact that any Owned Shares are held in a margin account or pledged pursuant to the terms thereof shall not be deemed to be a Transfer or a breach or violation of any representation, warranty or covenant of the Securityholder contained herein. For purposes of this Section 2, the following terms shall have the meanings as defined below: (i) “Permitted Transfer” means any Transfer of Owned Shares, (A) by virtue of laws of descent and distribution upon death of the individual; (B) pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (C) in connection with any legal, regulatory or other order; or (D) to or with an Affiliate of the Securityholder; provided, however, that any transferee of such Permitted Transfer agrees to be bound by the terms of this Agreement. (ii) “Transfer” shall mean, with respect to any Person, (A) the sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, in each case with respect to any security owned, including ownership of record or the power to vote (including, without limitation, by proxy or power of attorney), by such Person; (B) the entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security owned by such Person, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; or (C) the public announcement of any intention to effect any transaction specified in clause (A) or (B). 3. No Inconsistent Agreements. From the date hereof until the Termination Date, the Securityholder hereby covenants and agrees that the Securityholder shall not (i) enter into any voting agreement or voting trust with respect to any of the Owned Shares that is inconsistent with the Securityholder’s obligations pursuant to this Agreement, (ii) grant a proxy or power of attorney with respect to any of the Owned Shares that is inconsistent with the Securityholder’s obligations pursuant to this Agreement, or (iii) enter into any agreement or undertaking that is otherwise inconsistent with, or would restrict, limit or interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement. Any Transfer or attempted Transfer of any Owned Shares in violation of this Section 3 shall be null and void ab initio. 4. Binding Effect of Merger Agreement. The Securityholder hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. The Securityholder shall be bound by and comply with Sections 5.3 (No Solicitation) and 6.11 (Public Statements and Disclosure) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if (i) the Securityholder was an original signatory to the Merger Agreement with respect to such provisions and (ii) each reference to 3 4 “Company” contained in Section 5.3 of the Merger Agreement also referred to the Securityholder. Notwithstanding the foregoing, nothing in this Section 4 shall require the Securityholder to take, or refrain from taking, any action in the Securityholder’s capacity as a director or officer of Company, and the Securityholder’s obligations under this Section 4 shall be subject to, and shall not limit, the Securityholder’s exercise of his or her fiduciary duties as a director or officer of Company. 5. Termination. This Agreement shall terminate upon the earliest of (i) the Effective Time, (ii) the valid termination of the Merger Agreement in accordance with Article VIII thereof, (iii) an Adverse Recommendation Change effected by the Company Board in accordance with the Merger Agreement, (iv) the amendment or modification of the Merger Agreement without the consent of the Securityholder in a manner that reduces, or changes the form, timing or allocation of, the consideration payable to Company or otherwise amends the material terms of the Merger Agreement in a manner that is materially adverse to the stockholders of Company, and (v) the termination of this Agreement upon the mutual written agreement of Parent, Company and the Securityholder (the earliest of such applicable date, the “Termination Date”). Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, pursuant to this Agreement; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of material willful or intentional breach of, or fraud in connection with, this Agreement. This Section 5 shall survive the termination of this Agreement. 6. Representations and Warranties of the Securityholder. The Securityholder hereby represents and warrants to Parent as follows: (a) The Securityholder is the direct or indirect (through its controlled Affiliates) record or a beneficial (within the meaning of Rule 13d-3 under the Exchange Act) owner of, and directly or indirectly (through its controlled Affiliates) has good and valid title to, the Owned Shares, free and clear of any Encumbrances, other than any applicable restrictions on transfer under applicable securities laws and/or customary Encumbrances pursuant to the terms of any custody or similar agreement applicable to Owned Shares held in brokerage or margin accounts. As of the date of this Agreement, and except for any Company Equity Awards, the only equity securities in Company owned, directly or indirectly (through its controlled Affiliates), of record or beneficially by the Securityholder are the Current Shares. The Securityholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of Company or any securities convertible into, or which can be exchanged for, equity securities of Company, except, in each case, for any Company Equity Awards. (b) The Securityholder, except as provided in this Agreement, has, either directly or indirectly (through its controlled Affiliates) full voting power, full power of disposition and full power to issue instructions with respect to, and agree to all, the matters set forth herein, in each case, with respect to the Owned Shares, and has not entered into

5 any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement. (c) The Securityholder has full legal competence and capacity and all requisite power and authority to, and has taken all action necessary in order to, execute, deliver and perform its obligations under this Agreement and to consummate the Company transactions to be performed by it hereunder. This Agreement has been duly executed and delivered by the Securityholder, and, assuming due authorization, execution and delivery by the other parties to this Agreement, constitutes a valid and binding agreement of the Securityholder enforceable against the Securityholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. (d) The Securityholder has not (i) entered into any voting agreement or voting trust with respect to any of the Owned Shares that is still in effect and that is inconsistent with the Securityholder’s obligations pursuant to this Agreement (including Section 1 hereof), (ii) granted a proxy or power of attorney with respect to any of the Owned Shares that is still in effect and that is inconsistent with the Securityholder’s obligations pursuant to this Agreement (including Section 1 hereof), or (iii) entered into any agreement or undertaking that is otherwise inconsistent with, or would restrict, limit or interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement (including Section 1 hereof). (e) The execution and delivery of this Agreement by the Securityholder does not, and the performance by the Securityholder of his or her obligations hereunder will not, require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon the Securityholder or the Owned Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Securityholder of his or her obligations under this Agreement. (f) There are no Legal Proceedings pending against the Securityholder, or to the Knowledge of the Securityholder threatened against the Securityholder, before (or, in the case of threatened Legal Proceedings, that would be before) any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Securityholder of his or her obligations under this Agreement. (g) The Securityholder is a sophisticated holder (directly or indirectly (through its controlled Affiliates)) with respect to the Owned Shares and has adequate information concerning the Transactions, including the transactions contemplated hereby, and concerning the business and financial condition of Parent and Company to make an informed decision regarding the matters referred to herein and has independently, without reliance upon Parent, Company, any of their Affiliates or any of the respective Representatives of the foregoing, and based on such information as the Securityholder has deemed appropriate, made the Securityholder’s own analysis and decision to enter into this Agreement. The Securityholder has received and reviewed a copy of this Agreement and the Merger Agreement, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands and accepts all of the provisions hereof and of the Merger Agreement, including that the consummation of the Merger Transaction is subject to the conditions set forth in the Merger Agreement, and as such there can be no assurance that the Merger Transaction will be consummated. Except for the representations and warranties made by the Securityholder in this Section 6, neither the Securityholder nor any other Person makes any express or implied representation or warranty to Parent in connection with this Agreement or the transactions contemplated by this Agreement, and the Securityholder expressly disclaims any such other representations or warranties. 7. No Challenges. From the date hereof until the Termination Date, the Securityholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions within its power necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, Company or any of their respective successors or directors (except in any case arising out of the fraud of such parties) (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Merger Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit the Securityholder from enforcing the Securityholder’s rights under this Agreement and the other agreements entered into by the Securityholder in connection herewith, or otherwise in connection with the Merger Transaction or the other Transactions. 8. No Agreement as Director or Officer. Notwithstanding any provision of this Agreement to the contrary, the Securityholder is signing this Agreement solely in his or her capacity as a direct or indirect (through its controlled Affiliates) equityholder of Company. The Securityholder makes no agreement or understanding in this Agreement in the Securityholder’s capacity as a director, officer or employee of Company (if the Securityholder holds such office or position) or in the Securityholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Nothing in this Agreement will be construed to prohibit, limit or restrict the Securityholder from exercising his or her fiduciary duties as an officer or director to Company or its equityholders. For the avoidance of doubt, the taking of any actions (or any failures to act) by the Securityholder or any of its Affiliates in such Securityholder’s or Affiliate’s capacity as a director or officer of Company shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto. 9. Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by Company, Parent and the Securityholder. 10. Waiver. No failure or delay by any party hereto exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of 6 any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party. 11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 11, (c) waives, to the fullest extent permitted by applicable Law, any objection to laying venue in any such action or proceeding in such courts, (d) waives, to the fullest extent permitted by applicable Law, any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party and (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 18 of this Agreement. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11. 12. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto in whole or in part (whether by operation of law or otherwise) without the prior written consent of the other parties, and any such assignment without such consent shall be null and void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. 13. Further Assurances. The Securityholder shall execute and deliver, or cause to be executed and delivered, such additional documents as are reasonably requested by Parent that are reasonably necessary to consummate the transactions contemplated by this Agreement, on the terms and subject to the conditions set forth therein and herein, as applicable. 7 8 14. Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity, and each of the Parties waives any bond, surety or other security that might be required of any other Party with respect thereto. Each of the Parties further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. 15. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. 16. Disclosure. Parent and Company shall be permitted to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent determines to be necessary or desirable in connection with the Merger Transaction and the other Transactions, the Securityholder’s identity and ownership of Owned Shares and the nature of the Securityholder’s commitments, arrangements and understandings under this Agreement and, if deemed reasonably appropriate by Parent or Company, a copy of this Agreement. The Securityholder may disclose the nature of its obligations under this Agreement in, and include this Agreement as an exhibit to, any Schedule 13D (or amendment thereto) required to be filed by the Securityholder with the SEC. 17. Entire Agreement. Section 9.5 (Entire Agreement) and Section 10.13 (Counterparts) of the Merger Agreement are incorporated herein by reference and shall apply to this Agreement mutatis mutandis. 18. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given on the date of delivery if delivered personally, by email (which is confirmed), or sent by a nationally recognized overnight courier service (providing proof of delivery). All notices hereunder shall be delivered as set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice: if to Parent or Merger Sub: Star Equity Holdings, Inc. 53 Forest Avenue, Suite 101 Old Greenwich, CT 06870Attention: Hannah Bible Email: Hannah.bible@starequity.com with a copy (which shall not constitute notice) to: Baker & Hostetler LLP

9 45 Rockefeller Plaza New York, NY 10111 Attention: Adam Finerman Email: afinerman@bakerlaw.com if to Company: Harte Hanks, Inc. 1 Executive Drive Chelmsford, MA 01824 E-Mail: david.garrison@hartehanks.com Attention: David Garrison with a copy (which shall not constitute notice) to: Baker Botts L.L.P. 910 Louisiana Street Houston, TX 77002 Attn: Travis Wofford; Carina Antweil Email: travis.wofford@bakerbotts.com; carina.antweil@bakerbotts.com if to the Securityholder: to the Securityholder’s address set forth below the Securityholder’s signature block. [Signature Page Follows] [Signature Page to Voting and Support Agreement] IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above. Securityholder By: Name: Address for Notices: IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above. STAR EQUITY HOLDINGS, INC. By ame: Jeffrey E. Eberwein Title: Chief Executive Officer [Signature Page to Voting and Support Agreement] [Signature Page to Voting and Support Agreement] IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above. HARTE HANKS, INC. By: Name: David Fisher Title: President